Institutional Investor Meetings May 2011 Exhibit 99.1

May 2011

Cautionary Statement Concerning
Forward-Looking Statements
Certain statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are predictions based on our current expectations and assumptions regarding  future events and may relate to, among other things, our future financial  performance, including return on equity performance, our growth and portfolio optimization strategies, our projected capital expenditures and related funding requirements, our ability to repay debt, our ability to finance current operations and growth initiatives, the impact of legal proceedings and potential fines and penalties, business process and technology improvement initiatives, trends in our industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’
actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality and public utility regulations and policies;  weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; significant changes to our business processes and corresponding technology; our ability to appropriately maintain current infrastructure;
our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully acquire and integrate water and wastewater systems that are complementary to our operations and the growth of our business or dispose of assets or lines of business that are not complementary to our operations and the growth of our business; cost overruns relating to improvements or the expansion of our operations; changes in general economic, business and financial market conditions;
access to sufficient capital on satisfactory terms; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends;  fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; our ability to utilize our U.S. and state net operating loss carryforwards; migration of customers into or out of our service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; the incurrence of impairment charges ability to retain and attract qualified employees; and civil disturbance, or terrorist threats or acts or public apprehension about future disturbances or terrorist threats or acts.
Any forward-looking statements we make, speak only as of the date of this presentation. Except as required by law, we do not have any obligation, and we specifically disclaim any undertaking or intention, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances  or otherwise.

AWK LISTED NYSE

$397.2
$601.2
$123.8
$158.2
$181.7
$505.9
$224.6
$232.0
NJ
PA
IL
MO
IN
CA
WVA
Other

Market Based (3), 10.6%
Regulated, 89.4%

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
American Water: The Premier Water Services Provider in
North America
Geographic Diversity
(1)
Business Diversity
(1)
Market Cap: $5.2 Billion
Enterprise Value: $10.8 Billion
Average Volume Traded: 1.1 Million shares
(1) 2010 Revenues
(2) Market data as of 4/29/11
(3) Market-Based includes Other

The US Water Industry

May 2011 The U.S. Water Industry 5 Aging Infrastructure Fragmented Industry Increasing Environmental Requirements Capital Availability Technology Key Water Sector Themes

May 2011

Water Industry Has a Favorable Utility Profile
Water Utility
Characteristics
Implications
• Capital projects focused on maintaining
public health & safety standards
• Regulators supportive of prudent projects
• Water bills low portion of household budget
• Essential product – no substitutes
•
Demand is more price inelastic than
electric or gas
• Raw input costs (i.e. water and chemicals)
less volatile than other utility commodity
costs (i.e. coal and natural gas)
• More stable rates for customers
• Cost forecasting and regulatory lag is more
manageable
•
M&A primarily small tuck-ins enabling
targets to meet health & safety standards
•
Regulators generally support the
strengthening of water systems via M&A
•
Water storage more feasible and cheaper
than electricity or gas storage
•
Water utilities can be more cost efficient
and responsive to demand fluctuations
•
Large water utilities diversified across
multiple geographies
•
Mitigates impact of localized severe
weather conditions / regulatory outcomes

REPORT CARD america's INFRASTRUCTURE
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HOME
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Drinking Water America's drinking water systems face an annual shortfall of at least $11 billion to replace aging facilities that are near the end of their useful lives and to comply with existing and future federal water regulations. This does not account for growth in the demand for drinking water over the next 20 years. Leaking pipes lose an estimated 7 billion gallons of clean drinking water a day.
WATER AND ENVIRONMENT
DRINKING WATER
2009 GRADE
D-
Wastewater Aging systems discharge billions of gallons of untreated wastewater into U.S. surface waters each year. The Environmental Protection Agency estimates that the nation must invest $390 billion over the next 20 years to update or replace existing systems and build new ones to meet increasing demand.
WATER AND ENVIRONMENT
WASTEWATER
2009 GRADE
D-

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Aging US Infrastructure Investment Remains Critical
*Source: U.S. Environmental Protection Agency’s 2007 Drinking Water Infrastructure Needs Survey and Assessment.
In billions, adjusted to January 2007 dollars.
US EPA Estimated 20 Year Total Needs
of US Public Water Systems*
American Society of Civil Engineers
(ASCE) grades US infrastructure
• 2009: $335 billion
• 2005: $277 billion
• 2002: $154 billion
• 2009 Grade: D-
• 2005 Grade: D-
• 2001 Grade: D
Transmission &
Distribution:
$200.8
Treatment:
$75.1
Storage:
$36.9
Source:
$19.8
Other:
$2.3
Total: $334.8 Billion
US EPA estimates upwards to $1 trillion needed for public
water and wastewater systems**

**Source: 2002 U.S. Environmental Protection Agency Clean Water and Drinking Water Gap analysis

1980
Very Poor, 2%
Life Elapsed, 5%
Poor, 3%
Fair, 3%
Good, 19%
Excellent, 69%
2000
Very Poor, 2%
Life Elapsed, 7%
Poor, 14%
Excellent, 43%
Fair, 18%
Good, 17%
2020
Life Elapsed, 9%
Very Poor, 23%
Excellent, 33%
Poor, 13%
Good, 11%
Fair, 12%

AMERICAN WATER | NYSE: AWK www.amwater.com

Without renewal or replacement of existing systems, pipe classified as poor, very poor or life elapsed will increase from 10% to 44% by 2020
Aging Pipe Infrastructure Network Propels Need for
Capital Expenditures
Percentage of Pipes by Classification
Source: American Water Works Association, Dawn of the  Replacement Era:
Reinvesting in Drinking Water Infrastructure, May 2001

May 2011

40%
35%
30%
25%
20%
15%
10%
5%
0%
Natural Gas and Fuel Oil
Electricity
Telephone
Water

0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Germany
Denmark
Belgium
Netherlands
France
United Kingdom
Italy
Finland
Ireland
Sweden
Australia
Spain
United States
Canada

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011

Water and wastewater rates in U.S. vs. other countries
(cents per gallon)
(1) Source: 2008-2009 Bureau of Labor Statistics; Assumes four person household.
(2) Canadian government data, using standard business conversions
Domestically: % of Annual Household
Budget
(1)
Internationally: Cost comparison vs other
countries (cents per gallon
(2)
)

American Water

AMERICAN WATER OPERATIONS
Washington
Minnesota
Wisconsin
Michigan
New York
Massachusetts
Rhode Island
Connecticut
Iowa
Pennsylvania
New Jersey
Illinois
Ohio
Maryland
Virginia
Kansas
Missouri
Kentucky
California
North Carolina
Tennessee
Oklahoma
Arizona
New Mexico
Arkansas
Alabama
Georgia
Texas
Louisiana
Florida
Hawaii
Manitoba and Ontario, Canada

Market Based
4%
Regulated
96%

Other
19%
PA
20%
CA
5%
WV
5%
NJ
19%
IN
9%
IL
9%
MO
14%

Other
17%
PA
23%
CA
4%
WV
5%
IL
9%
NJ
23%
IN
8%
MO
11%

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011

Total = 3,335,518
Regulated
Market Based
Both
Corporate headquarters
2010 EBIT
Total = $748 million
Total = $11.1 billion
American Water’s Regulated Portfolio
Net Utility Plant
Regulated Customers American Water’s Geographic Presence
Regulated operations in AZ, NM and TX are subject to agreement of sale.

May 2011

American Water: Providing Value to
Customers, Employees and Shareholders
Operational
Excellence
Employer of
Choice
Sustainability
Customer
Focus
Regulatory &
Public Policy
Targeted
Growth
American Water provides value-added products
and services that address customers’ needs
Investor Driven
Customer Driven
Value
Price
Cost

May 2011
• Earn appropriate return
on investments
• Promote constructive
regulatory frameworks
• Grow Regulated
Businesses
through focused
acquisitions
• Pursue “regulated-like”
opportunities
• Focus on Operations
Efficiencies
Goals
Actions
Regulated Operations & Support
• Invest in states where we can
add value to customers and generate
an appropriate return
• Move from “Rate Case Catchup” to
“Regulatory Strategy”
• Drive Operational Excellence
Market Based Operations
• Regulated-Like
• Value-Added Services
Future Pursuits
• Disciplined pursuit of growth through
acquisitions and applying technological
expertise
Strategy Specifics

May 2011
American Water’s Portfolio Optimization Initiatives
Continue to Lower Costs
Focus on
Value Drivers
Optimizing
Long-term Value
Through
Proactive
Management
Redeploy Value Into Core
Growth Markets
• Balanced Portfolio Analysis
• Focus Achieving Authorized Rates
of Return
• Monetize Non-Producing Assets
• Focused Capital Resources
• Selective Acquisition Opportunities
• Leverage Internal Growth
Explore Opportunities for
Long-Term Success
Drive Profitability and
Returns

NY
200,000
MI
10,000
IA
200,000
PA
2.5 mil
NJ
2.5 mil
OH
200,000
IL
1.2 mil
IN
1.2 mil
WV
580,000
VA
300,000
MD
20,000
CA
630,000
MO
1.5 mil
KY
490,000
TN
200,000
AZ
317,000
NM
48,000
GA
HI
35,000
TX
11,000

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011   May 2011

Strategy Specifics: Regulated Operations - Invest in
states where we can add value
American Water Regulated Operations: Population Served
States we are in process of exiting thru Portfolio Optimization
32,000
*  2009 Data

Homeowner Responsibility
Utility Responsibility

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011

Our Market-Based Operations:
A Portfolio of Water Resource Services
For 2010, American Water reported $311.8 million of Market-Based Operations revenues
Contract Operations
Over 200 contracts**
Serving 3.1m people
Clarksville, IN
Seattle, WA
Warren Township, NJ
25 industrial contracts
Design, Build and Operate
20 current projects*
Lake Pleasant Plant, AZ
Fillmore, CA
Carnegie Abbey, RI
Seattle, WA
*Includes 16 AWM projects
**Includes 137 AWM and 48 EMC projects
Military Bases Privatization
Fort Bragg, NC
Fort Sill, OK
Fort Rucker, AL
Fort AP Hill, VA
Scott AFB, IL
Fort Polk, LA
Fort Hood, TX
Fort Belvoir, VA
Fort Meade, MD
Fort Leavenworth, KS
Biosolids Management
Canada
Halton, ON
Niagara, ON
Hamilton, ON
Emerging Water Technologies
Desalination plant
Tampa Bay Seawater, FL
Water Reuse; 22 Projects; 7 States
Gillette Stadium, MA
Battery Park, NY
Butterball Turkey, NC
Homeowner Services
Over 870,000 contracts
17 States

Large Untapped Market

- **75** Million Single family homes in US
- **3%** Purchase water/sewer service contracts
- American Water has **34%** market share

Strong Growth Potential

- **61%** of HOS customers buy **more than 1 product**
- **EXTRAORDINARY** customer satisfaction
- **STRONG** contractor network
- **EFFICIENT** AND **CONTROLLED** claims processes
- **12% DEMONSTRATED GROWTH** over last 3 years

AMERICAN WATER | NYSE: AWK www.amwater.com 17

May 2011 May 2011 17 Strategy Specifics: Homeowner Services Growth

Major Water/Wastewater Contracts
Excludes Reserve Bases and other Minor Systems

AMERICAN WATER | NYSE: AWK www.amwater.com

May 2011   May 2011

Strategy Specifics: Market Size of Military Utility
Privatizations
2011-13
2014-16
Major Water/Wastewater Contracts
to be Awarded
Contracts Awarded to American Water
Contracts Awarded to Competitors
Contracts Programmed by Dept. of Defense for Award
2002
2005-07 2008-10
Major Water/Wastewater Awards to Date
7
12
4
Over $2 Billion in Revenues Backlog
Market Opportunity
represents approximately
$11Bn in Total Revenues
3
3
4

May 2011   May 2011

• Shorter Term Contracts
• Heavy Competition
• High Risk
• Low Margin
• Resource Intensive
• Minimal Scalability
Strategy Specifics – Municipal Contract Operations
The Current Model
• Longer Term Contracts
• Form of Public Private
Partnership
• Shared Risk
• Performance Metrics
• Price Redetermination
• Priority of Payment
Our Value Model

Financial Update

150%
140%
130%
120%
110%
100%
90%
80%
AWK
DJ Util
S&P 500
0.65
0.60
0.55
0.50
0.45
0.40
S&P 500 Beta = 1
AWK Beta
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Price as a percent of base (May14, 2010 = 100%)
Source:  Thomson Reuters
Total Shareholder Return : American Water vs. Indices
(May 14, 2010 – May 13, 2011)

Shareholder Return
YTD
American Water
S&P 500
Dow Jones Utilities
+41.1%
+20.2%
+19.5%

$620.0
$600.0
$580.0
$560.0
$540.0
$566.8
$610.9
1st Quarter 2010
1st Quarter 2011

$200.0
$150.0
$100.0
$50.0
$0.0
$176.0
$161.5
1st Quarter 2010
1st Quarter 2011

$50.0
$40.0
$30.0
$20.0
$30.8
$47.3
$42.6
1st Quarter 2010
1st Quarter 2011
Adjusted Net Income
Adjustment for cessation of depreciation

$0.30
$0.25
$0.20
$0.15
$0.10
$0.18
$0.27
$0.24
1st Quarter 2010
1st Quarter 2011
Adjusted Net Income
Adjustment for cessation of depreciation

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
American Water: A Solid First Quarter
*Adjusted Net Income includes the cessation of depreciation would have been $4.7 million after tax, or $0.3 per share on assets under agreement for sale  -
Non-GAAP measure. See table in Appendix.

Cash Flow From Operations
(in millions)
Net Income*
(in millions)
Operating Revenues
(in millions)
Earnings Per Share*

May 2011

Adjusted O & M Efficiency Ratio
49.4%
48.2%
30%
35%
40%
45%
50%
55%
3/31/2010 3/31/2011
Regulated O&M Efficiency Ratio Continues to Improve
O&M Efficiency  Ratio (A Non-GAAP, unaudited measure) = operating and maintenance expenses / revenues, adjusted for purchased water .
March 31, 2011 quarterly data reflects the effect of discontinued operations. (See table in Appendix).

May 2011

Rate Cases Awarded That Will Have an Impact on 2011 Results
(As of May 24)
Annualized
($ in millions) Effective Date ROE Increase to
for new rates Granted Revenue
General Rate Cases:
Illinois 4/23/2010 10.38% $41.4
New Mexico (Edgewood) 5/10/2010 10.00% 0.5
Indiana 5/3/2010 10.00% 31.5
Virginia (Eastern) 5/8/2010 10.50% 0.6
Ohio 5/19/2010 9.34% 2.6
Missouri 7/1/2010 10.00% 28.0
California  (Sac, LA, Lark) 7/1/2010 10.20% 14.6
Michigan 7/1/2010 10.50% 0.2
Kentucky 10/1/2010 9.70% 18.8
New Jersey 1/1/2011 10.30% 39.9
Pennsylvania Wastewater 1/1/2011 10.60% 8.4
Arizona (Anthem, etc.) 1/1/2011 9.50% 14.7
Tennessee 4/5/2011 10.00% 5.6
West Virginia 4/19/2011 9.75% 5.1
    Subtotal - General Rate Cases $211.9
Infrastructure Charges:
Pennsylvania 16.2
Indiana 5.4
Illinois 1.7
Missouri 3.6
Other 0.5
    Subtotal - Infrastructure Charges $27.4
                        Total $239.3

May 2011
General Rate Cases Awaiting Final Order as of May 18, 2011
Docket / Revenue Increase ROE Rate Base Filing
Case Number Date Filed Filed Requested (Filed) Status
Virginia* Case No. PUE 2010-00001 03/08/10 6.9 $                       11.50% 99.1 $              5
California Case No. A 10-07-007 07/01/10 37.3                        10.20% 409.6               3
Arizona W-01303A-10-0448 11/03/10 20.8                        11.50% 148.9               2
Hawaii Case No. 2010-0313 02/22/11 1.8                          11.85% 25.2                 1
Pennsylvania Case No. R-2011-2232243 04/29/11 70.7                        11.50% 2,096.2            1
New York Case No. 11-W-0200 04/29/11 9.6                          11.50% 126.9               1
Iowa Case No. RPU-2011-0001 04/29/11 5.1                          11.35% 88.9                 1
Indiana Case No. 44022 05/02/11 20.4                        11.50% 733.4               2
New Mexico Case No. 11-00196-UT 05/18/11 2.6                          11.75% 33.6                1
Total 175.2 $                    3,761.8 $
* Final Order not yet issued. Interim rates are in effect
Note:  Above excludes rate case file in 2007 for Hawaii for which interim rates have been in effect since October 2008
      Index of Rate Case Status
1 - Case Filed
2 - Discovery (Data Requests, Investigation)
3 - Negotiations / Evidentiary Hearings / Briefings
4 - Recommended order issued / settlement reached, without interim rates
5 - Interim rates in effect, awaiting final order
6 - Final order issued
Rate Cases Awaiting Final Order

Land, Bldgs, & Structures 4%
Distribution 38%
Other 12%
Wastewater 3%
Info. and Comm. Systems * 4%
Source of Supply incl Mains 7%
Customer Meters 15%
Storage 4%
Treatment 9%
Pumping and Power 4%

AMERICAN WATER | NYSE: AWK www.amwater.com

May 2011   May 2011
Capital Expenditure Plan, by Asset Type: 2011-2013
* includes Business Transformation capital spend
• $800 - $1 Billion in Capex
to be spent each year for
the foreseeable future
• 20% of Capital
Expenditures qualify for
an Infrastructure
Surcharge mechanism

4.73%
5.28%
6.49%
6.74%
2008
2009
2010
LTM
3/31/11
2011 Forecast
Allowed ROE

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011   May 2011

On May 24, 2011 American Water Affirms Earnings
Per Share Guidance Expectations
10% - 10.5%
ROE
(3)
6.8% - 7.2%
1.1%
Parent Co.
Debt
Opportunity
American Water continues to close ROE Gap
(2)
1. ROE calculation excludes impairment , SOX, divestiture and other
2. Adjusted for cessation of depreciation associated with assets of discontinued operations
3. Range of allowed ROE
4. 2011 forecast ROE corresponds to current 2011 earnings per share guidance
5. Parent company debt as of March 31, 2011
Note: Changes in events, or circumstances beyond the Company’s control or that it cannot anticipate could materially impact the EPS guidance and could result in actual results being significantly above or below this outlook.  Investors are  advised to review the risk factors in the Company’s 10-K and other filed financial documents  when making  investment decisions

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.10
$1.25
$1.53
$0.08
$1.65 –
$1.75
Guidance
2008A
2009A
20010A
2011E

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Earnings Per Share
*2008 and 2009 EPS have been adjusted for goodwill impairment charge,
Non-GAAP numbers. See reconciliation table in the Appendix.
On May 24, 2011 American Water Reaffirms 2011
Annual EPS Guidance
Guidance  (Represented in
Blue) Excludes Estimated
$0.08 Benefit Related to the
Cessation of Depreciation for
Discontinued  Operations

Note: Changes in events, or circumstances beyond the Company’s control or that it cannot anticipate could materially impact the EPS guidance and could result in actual results being significantly above or below this outlook. Investors are advised to review the risk factors in the Company’s 10-K and other filed financial documents when making investment decisions
7% - 10%
Long –Term
EPS Growth
Target

May 2011   May 2011
125 years Investing in Water Infrastructure and paying
Dividends to Shareholders
Dividend
paid to
private
holders
American Water
Listed on NYSE –
Dividend paid to
common
shareholders
RWE takes
AWK private.
Dividend
paid to
shareholder
AWK IPO
Lists on
NYSE. Pays
dividends to
common
shareholders
Watermain work in Pennsylvania. in the early 1900’s
Infrastructure improvement  in New Jersey in 2009

1886 1947
2003
2008

$0.22
$0.21
$0.20
$0.19
$0.18
$0.20
$0.21
$0.22
5.0% dividend increase year over year
2008
2009
2010

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011   May 2011
Recent Dividend History
• Key component of American
Water’s total shareholder return
proposition
• Dividend Growth – Board of
Directors increased dividend 5%
to $0.22 or $0.88 annualized
• Dividend Yield – 3.0% at
5/13/11
• Growth in Dividend reflects
growth in Net Income

Quarterly Dividend Rate as of Year-end

25.00
20.00
15.00
10.00
5.00
0.00
23.54
19.60
20.01
19.94
17.53
18.02
WTR
AWR
CWT
CTWS
SJW
AWK

1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.37
1.13
0.94
1.04
0.99
1.02
WTR
AWR
CWT
CTWS
SJW
AWK

AMERICAN WATER | NYSE: AWK www.amwater.com

May 2011   May 2011
*Data from Bloomberg Data Systems . Close price 5/13/11 unless otherwise indicated; trailing twelve months diluted GAAP EPS as of 3/31/2011
American Water – A Compelling Value

AW Stock Price at Average PE:  $32.23
AW Stock Price at Highest PE:  $38.36
AW Stock Price at Average EV/Net PP&E: $33.15
AW Stock Price at Highest EV/Net PP&E:  $50.66
Average
Average
P/E Ratio
Enterprise Value* / Net PP&E*

May 2011
What to Expect from American Water - 2011
Accomplishments
Start execution of Portfolio Optimization Initiative
Resolve  Rate Cases worth $93 MM of filed Annualized Revenues by December 31, 2011
Initiate state specific efforts to address declining usage
Continue reduction in Operating Efficiency Ratio
Increase Earned return on equity
Expand Market Based businesses with focus on Homeowner Services & Military Contract
Operations
Optimize Municipal Contract Operations Business Model

Missouri acquisition closed May 17, Texas sale expected to close by June-July 2011
Filed for regulatory approvals for transactions in NM and AZ
Finalized Tennessee and West Virginia Rate Cases
Addressed in rate cases filed in Iowa, Long Island, Pennsylvania, and Indiana
Operating Efficiency Ratio improved 120 bps in the first quarter 2011 vs. first quarter 2010, an improvement of 2.5%
ROE increased 39 bps or 6% over comparable last twelve months ending March 31, 2011
Homeowner Services entered into the Commercial Market

AMERICAN WATER

AMERICAN WATER | NYSE: AWK www.amwater.com

May 2011 American Water – A Compelling Value Value Proposition Market Leader Strong Visible Growth Proven Management Trades at Discount to Peers Sound Regulatory Framework 33

WE CARE ABOUT WATER.
IT'S WHAT WE DO.

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Investor Relations Contacts:
Ed Vallejo
Vice President – Investor Relations
Edward.vallejo@amwater.com
Muriel Lange
Manager – Investor Relations
Muriel.lange@amwater.com
Tel: 856-566-4005
Fax: 856-782-2782

Appendix

AMERICAN WATER

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Our Values
• Honesty and Integrity
• Communication
•Teamwork
• Excellence
• Engagement
Our Mission
Our Vision
To be the trusted steward of
your precious resource –
water
What We Stand For

• Providing safe, reliable water services
to our customers and communities
•
Driving Operational Excellence
•
Enabling employees to innovate
• Ensuring long-term stewardship of all
resources
• Engaging customers, regulators and other
constituencies in solving critical water issues
•
Earning a fair return for our shareholders

Short Term
Long Term

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011

Investment Thesis: Sustained 7-10% EPS Growth
Future Growth
New Services
Regulated Investments
Acquisitions
Operational Excellence/
Efficiencies
ROE improvement
Long Term Growth
Conceptual Representation

May 2011
Issue Name Issue Type Call Feature Borrower Type Underwriter Coupon Maturity Issue Date
$25.0M Tax-Exempt Unsecured Bonds Tax-exempt (Non AMT) Callable 10 Year AWCC/IL New
Stifel Nicolaus &
Blaylock Robert
Van
5.25% 30 Years 27-May
$26.0M Tax-Exempt Unsecured Bonds Tax-exempt (Non AMT) Callable 10 Year AWCC/KY New Goldman Sachs 5.375% 30 years 24-Jun
$15.3M Tax-Exempt Secured Bonds Tax-exempt (Non AMT) Callable 10 Year NJ-AM *Refinance
Morgan Stanley &
Sturdivant
4.45% 13 Years 9-Jul
$110.0M Tax-Exempt Secured Bonds Tax-exempt (AMT) Callable 10 Year NJ-AM *Refinance
Morgan Stanley &
Sturdivant
5.60% 24 Years 9-Jul
$24.7M Tax-Exempt Secured Bonds Tax-exempt (AMT) Callable 10 Year NJ-AM *Refinance
Morgan Stanley &
Sturdivant
5.10% 13 Years 9-Jul
$10.6M Tax-Exempt Unsecured Bonds Tax-exempt (AMT) Callable 5 Year AWCC/AZ Refinance to Fixed Edward Jones 5.250% 18 Years 27-Jul
$35.0M Tax-Exempt Unsecured Bonds Tax-exempt (Non AMT) Callable 10 Year AWCC/CA New
Goldman Sachs &
SL Hare
5.250% 30 Years 18-Aug
$25.0M Tax-Exempt Unsecured Bonds Tax-exempt (Non AMT) Callable 5 Year AWCC/IN New Edward Jones 4.85% 30 Years 16-Sep
$35.0M Tax-Exempt Secured Bonds Tax-exempt (AMT) Callable 10 Year NJ-AM *Refinance
Morgan Stanley &
Sturdivant
4.875% 19 Years 1-Nov
$40.0M Tax-Exempt Secured Bonds Tax-exempt (AMT) Callable 10 Year NJ-AM *Refinance
Morgan Stanley &
Sturdivant
4.700% 15 Years 1-Nov
$30.0M Unsecured Bonds Taxable Callable 5 Year AWCC New Edward Jones 6.000% 30 Years 15-Dec

Completed Debt Financings During 2010
* Refinance of  existing NJ bonds

Total Debt:
$5,336M *
$1
$209
5.3%
$790
$699
5.9%
$70
$815
6.0%
$524
6.3%
$485
6.0%
$303
$1,439
6.4%
2011 - 2015
2016 - 2020
2021 - 2025
2026 - 2030
2031 - 2035
2036 - 2040

AMERICAN WATER | NYSE: AWK
www.amwater.com

May 2011
Weighted Average Interest Rates
Debt Maturities at March 31, 2011
(in millions)
Parent Company Debt
$100 million of Parent Company debt swapped from 6.085% to 6 month LIBOR + 3.422%, to mature with fixed-rate debt in 2017
* Amount excludes Preferred Stock with Mandatory Redemptions

May 2011
Comparison of Water Sales Volumes
Water sales volumes for the three months ended March 31, 2011 decreased over the same period in the prior year due to continuing, 10-year trend of lower usage and conservation
Customer Class Water Sales Volumes
(In Millions of Gallons)
March 31 - Year to Date
2011 2010 Change Percentage
Residential 39,642 39,898 (256) (0.6) %
Commercial 17,540 17,833 (293) (1.6) %
Industrial 9,419 9,214 205 2.2%
Public & Other 12,066 12,374 (308) (2.5) %
Total 78,667 79,319 (652) (0.8) %

May 2011

Adjusted EBIT
(A Non-GAAP Unaudited Number)
($ in thousands, except per share data) 2008 2009 2010
Adjusted EBIT $558,081 $612,870 $748,196
Add:
Allowance for other funds used during construction 14,497 11,486 10,003
Allowance for borrowed funds used during construction 8,171 7,224 6,284
Less:
Interest, net (224,426) (228,853) (247,469)
Amortization of debt expense (5,346) (6,089 (4,001)
Segment income before income taxes 350,977 396,638 513,013
Impairment charge (750,000) (450,000) 0
Interest, net (60,729) (67,692) (67,574)
Other 9,158 9,389 3,997
Income (loss) before income taxes $(450,594) $(111,665) $449,436
Reconciliation Tables
Net Income (Loss) – Earnings per Share
Excluding Impairment Charge
(A Non-GAAP Unaudited Number) Historical
($ in thousands, except per share data) 2008 2009 2010
LTM
3/31/11
Net income (loss) ($562,42) ($233,083) $267,827 $284,351
Add:  Impairment 750,000 450,000 0 0
Net income excluding impairment charge before associated tax benefit 187,579 216,917 267,827 284,351
Less: Income tax benefit relating to impairment charge 11,525 6,976 0 0
Net income excluding impairment charge $176,054 $209,941 $267,827 $284,351
Net Income (loss) per common share:
Basic ($3.52) ($1.39) $1.53
Diluted ($3.52) ($1.39) $1.53
Net income per common share excluding impairment charge:
Basic $1.10 $1.25 $1.53
Diluted $1.10 $1.25 $1.53

May 2011
Adjusted Return on Equity
(A Non-GAAP Unaudited Number)
Historical
($ in thousands ) 2008 2009 2010
LTM
3/31/11
Net income (Loss) ($562,421) ($233,083) $267,827 $284,351
Adjustments
Impairment charges 738,475 443,024 0 0
SOX Implementation Costs 8,678 0 0 0
Divestiture/Sale Expenses 5,200 1,126 0 0
Other (Condemnation/Regulatory Approvals) 4,116 0 0 0
Cessation of depreciation associated with assets of
discontinued operations 0 0 0 (4,729)
Adjusted Net Income $194,048 $211,067 $267,827 $279,622
Year End Stockholders’ Equity $4,102,001 $4,000,859 $4,127,725 $4,146,107
ROE Percentage 4.73% 5.28% 6.49% 6.74%
Rate Base as of March 31, 2011
(1)
($ in Thousands)
Net Utility Plant $10,421,125
Less
Advances for Construction 408,701
CIAC – Contributions in Aid of Construction 932,355
Deferred income taxes 1,136,432
Deferred investment tax credits 30,588
Sub Total $2,508,076
Rate Base TOTAL $7,913,049
(1) An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes

Reconciliation Tables

May 2011
First Quarter 2011 Reconciliation Tables
In thousands
2011 2010
Total Regulated Operation and Maintenance Expenses 270,157 $          256,312 $
Less:  Regulated Purchased Water Expenses 21,100              20,633
Adjusted Regulated Operation and Maintenance Expenses (a) 249,057 $          235,679 $
Total Regulated Operating Revenues 537,395 $          498,197 $
Less:  Regulated Purchased Water Revenues 21,100              20,633
Adjusted Regulated Operating Revenues (b) 516,295 $          477,564 $
Regulated Operations and Maintenance Efficiency Ratio (a)/(b) 48.2% 49.4%
In thousands except per share data
Three Months Ended
March 31,
2011
Net income 47,332 $
Less: Cessation of depreciation, net of tax 4,729
Adjusted net income, exclusive of the cessation of depreciation associated with assets of discontinued operations 42,603 $
Basic earnings per common share:
Adjusted net income 0.24 $
Diluted earnings per common share:
Adjusted net income 0.24 $
  with assets of discontinued operations (a Non-GAAP, unaudited number)
Three Months Ended
March 31,
Regulated Operations and Maintenance Efficiency Ratio (A Non-GAAP, unaudited measure)
Adjusted net income and earnings per share, exclusive of the cessation of depreciation associated

May 2011
Income Statement

($ in Thousands, except per share data)
Three Months Ended
March 31,
2011 2010
Operating revenues $ 610,936 $ 566,762
Operating expenses
Operation and maintenance 320,571 305,642
Depreciation and amortization 88,019 82,056
General taxes
57,205 54,486
Loss (gain) on sale of assets 268 (71)
Total operating expenses, net 466,063 442,113
Operating income 144,873 124,649
Other income (expenses)
Interest, net (76,482) (78,696)
Allowance for other funds used during construction 2,916 2,146
Allowance for borrowed funds used during construction 1,242 1,382
Amortization of debt expense (1,295) (1,201)
Other, net (1,141) 69
Total other income (expenses)
(74,760) (76,300)
Income from continuing operations before income taxes 70,113 48,349
Provision for income taxes 28,649 18,669
Income from continuing operations 41,464 29,680
Income from discontinued operations, net of tax 5,868 1,128
Net income $ 47,332 $ 30,808
Basic and diluted earnings per common share:
Income from continuing operations
$ 0.24 $ 0.17
Income from discontinued operations, net of tax $ 0.03 $ 0.01
Net income $ 0.27 $ 0.18
Average common shares outstanding during the period:
Basic 175,259 174,720
Diluted
176,048 174,796
Dividends per common share $ 0.22 $ 0.21